[U.S. GLOBAL LEADERS GROWTH FUND LOGO]




                                 Annual Report

                                 June 30, 1999
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                        U.S. GLOBAL LEADERS GROWTH FUND
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Dear Fellow Long-Term Investor:

When frustrated over underwhelming short-term performance results in an otherwise high performing long-term investment plan, I often used to say that the world's most irrelevant statistic was the score at half-time. Now that investment horizons for many if not most market participants have become so incredibly short-term, my sports metaphor should perhaps be updated to the irrelevancy of who is the leading driver after the first 100 laps of the Indy 500, or with the new lunacy of day trading, to which horse was first out of the starting gate at the Kentucky Derby.

As summarized below, the stock market -- and to a greater extent, U.S. Global Leaders Growth Fund -- ended the second quarter below their past recovery peak valuations:

                               YEAR-TO-DATE     YEAR   INCEPTION 9/29/95
                                  ENDING        ENDED     TO 6/30/99
                                  6/30/99      6/30/99   (ANNUALIZED)
                                  -------      -------   ------------
U.S. Global Leaders
   Growth Fund                     6.43%       14.77%       28.90%
U.S. GLOBAL LEADERS
   (AFTER-TAX)                     6.43%       14.77%       28.78%
S&P 500 Index                     12.32%       22.77%       27.79%
Lipper Growth Fund Index          11.93%       21.69%       22.90%
Lipper International
   Fund Index                      6.90%        4.00%       11.50%

Short-term underlying negatives in the quarter were more heavily weighted by traders than underlying longer-term positives, which in reality have been strengthening. The artificially induced jump in oil prices and a spillover effect in other commodity prices raised inflation concerns and spooked the bond market. Since stock prices of sustainable growth companies are prime beneficiaries of low interest rates, the converse is also true. That's a large part of the 1999 2Q market story.

Eventually, a number of much more important long-term positives will favorably impact the stock market and "Global Leaders" portfolio companies: inflation remains subdued, with labor costs per unit of output falling to Post World War II lows; the U.S. economy continues to expand with both consumer and business confidence on the rise; Asian economies are either stabilizing or recovering; Japanese leadership is coming out of denial and beginning to implement necessary financial, economic and regulatory reforms; the awesome positives flowing from globalization trends were actually strengthened by the Asian flu (not undermined as was earlier feared); and international financial reforms have been set in motion to help guard against future instabilities and to strengthen safety nets. Accordingly, the next major stock market move should be UP rather than down.
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                        U.S. GLOBAL LEADERS GROWTH FUND
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Inasmuch  as  investment  performance  is  ultimately  driven by the  underlying earnings performance of the portfolio companies, it is encouraging to note that our "Global Leaders" this year should about match last year's average earnings gain of 19 percent (vs. a 5.1 percent DECLINE in 1998 for the S&P 500). Second half earnings comparisons will become easier in the case of multinationals like Gillette and Coca-Cola which took earnings hits in many of their emerging markets beginning in 1998 3Q. Moreover, the valuation of U.S. Global Leaders Growth Fund is compellingly attractive. The Fund's P/E multiple MATCHES the S&P 500's, yet its underlying sustainable earnings growth rate is 3 TIMES the S&P's.

I  encourage   you  to   periodically   visit  the  Fund's   internet   website:
WWW.USGLOBALLEADERS.COM. The homepage for our site is a monthly update of the Fact Sheet on the Fund, which shows current holdings, recent performance with relevant comparisons and other important data. Click on the "In the News" section to read recent articles about the Fund that have appeared in DOW JONES INVESTMENT ADVISOR, INVESTOR'S BUSINESS DAILY, and INDIVIDUAL INVESTOR. Also, shareholders can review their account holdings and transaction information as well as the daily NAV history of the Fund by selecting "View Shareholder Account Information" (the last choice on the left side of the page). Passwords are not necessary to view this information. However, the nine-digit shareholder account number (excluding the "00" sub-account) must be provided as well as the last four digits of the social security number or tax ID associated with the account.

It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,


George M. Yeager


"PATIENCE IS THE COMPANION OF WISDOM."   St. Augustine
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                        U.S. GLOBAL LEADERS GROWTH FUND
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                              U.S. Global Leaders
                                  Growth Fund       S&P 500 w/inc
                                  -----------       -------------
                  9/29/95            10,000             10,000
                  3/31/96            11,313             11,170
                  9/30/96           $13,004            $12,029
                  3/31/97           $13,638            $13,381
                  9/30/97           $17,773            $16,891
                  3/31/98           $21,766            $19,805
                  9/30/98           $18,825            $18,418
                  3/31/99           $25,932            $25,109

                        Average Annual Total Return
                        Period Ended June 30, 1999

                        1 Year.....................14.77%
                        3 Year.....................28.99%
                        Since Inception (9/29/95)..28.90%

Past performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The index is unmanaged and returns include reinvested dividends.
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                        U.S. GLOBAL LEADERS GROWTH FUND
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SCHEDULE OF INVESTMENTS
AT JUNE 30, 1999
--------------------------------------------------------------------------------
   Shares   COMMON STOCKS: 99.4%                                       Value
--------------------------------------------------------------------------------

            BEVERAGES - 1.3%
   26,700   The Coca-Cola Company.............................    $   1,668,750
                                                                  -------------

            BUSINESS & INFORMATION SERVICES - 11.2%
   80,200   Automatic Data Processing.........................        3,528,800
  276,200   Gartner Group, Inc.*..............................        5,662,100
  199,950   Robert Half International Inc.*...................        5,198,700
                                                                  -------------
                                                                     14,389,600
                                                                  -------------
            CONSUMER SERVICES - 5.8%
  400,800   The ServiceMaster Company.........................        7,515,000
                                                                  -------------

            ENTERTAINMENT & LODGING - 5.3%
   32,250   The Walt Disney Company...........................          993,703
  154,800   Marriott International, Inc. - Class A............        5,785,650
                                                                  -------------
                                                                      6,779,353
                                                                  -------------
            EXPRESS DELIVERY SERVICES - 5.1%
  120,400   FDX Corporation*..................................        6,531,700
                                                                  -------------

            FINANCIAL SERVICES - 4.2%
   63,000   State Street Corporation..........................        5,378,625
                                                                  -------------

            FOOD SERVICES - 10.4%
  234,200   Starbucks Corporation*............................        8,797,138
  111,800   McDonald's Corporation............................        4,618,738
                                                                  -------------
                                                                     13,415,876
                                                                  -------------
            FOODS - 1.8%
   26,300   Wm. Wrigley Jr. Company...........................        2,367,000
                                                                  -------------

            HEALTH PRODUCTS - 6.5%
   91,100   Abbott Laboratories...............................        4,145,050
   44,000   Johnson & Johnson.................................        4,312,000
                                                                  -------------
                                                                      8,457,050
                                                                  -------------
            HOUSEHOLD PRODUCTS - 3.4%
   29,300   Colgate-Palmolive Company.........................        2,893,375
   17,000   The Procter & Gamble Company......................        1,517,250
                                                                  -------------
                                                                      4,410,625
                                                                  -------------
            INSURANCE - 3.0%
   32,755   American International Group, Inc.................        3,834,382
                                                                  -------------

See accompanying Notes to Financial Statements.

                                       5
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SCHEDULE OF INVESTMENTS
AT JUNE 30, 1999, CONTINUED
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------

            MASS MERCHANDISING - 5.0%
  133,700   Wal-Mart Stores, Inc..............................    $   6,451,025
                                                                  -------------

            PHARMACEUTICALS - 9.3%
   75,600   Merck & Co, Inc...................................        5,594,400
   58,800   Pfizer, Inc.......................................        6,453,300
                                                                  -------------
                                                                     12,047,700
                                                                  -------------

            SPECIAL RETAIL - 20.8%
  127,600   The Home Depot, Inc...............................        8,222,225
  107,400   Tiffany & Co......................................       10,364,100
  266,925   Staples, Inc......................................        8,257,992
                                                                  -------------
                                                                     26,844,317
                                                                  -------------

            TELECOMMUNICATIONS - 4.8%
  110,100   AT&T Corp.........................................        6,144,956
                                                                  -------------

            TOILETRIES - 1.5%
   47,492   The Gillette Company..............................        1,947,172
                                                                  -------------

            Total Common Stocks
            (cost $86,324,907)................................      128,183,131
                                                                  -------------
 Principal
  Amount    REPURCHASE AGREEMENTS: 0.6%
--------------------------------------------------------------------------------
 $774,000   Firstar Bank Repurchase Agreement, 3.30%, dated
            06/30/99, due 07/01/99, collateralized by $789,294
            GNMA, 5.50%, due 05/20/24, (proceeds $774,071)
            (cost $774,000)...................................          774,000
                                                                  -------------

            Total Investments in Securities
            (cost $87,098,907): 100.00%.......................      128,957,131
            Liabilities in Excess of
              Other Assets: 0.00%.............................           (4,539)
                                                                  -------------
            TOTAL NET ASSETS: 100.00% ........................    $ 128,952,592
                                                                  =============

*Non-income producing security.

+At June 30, 1999, the cost of securities for Federal tax purposes was the same as their basis for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation.....................     $ 45,722,689
            Gross unrealized depreciation.....................       (3,864,465)
                                                                   ------------
                  Net unrealized appreciation.................     $ 41,858,224
                                                                   ============

See accompanying Notes to Financial Statements.

                                       6
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STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities,
      at value (cost $87,098,907) ............................    $ 128,957,131
   Cash ......................................................              456
   Receivables:
      Fund shares sold .......................................          199,454
      Dividends and interest .................................           92,629
   Prepaid expenses ..........................................            1,568
                                                                  -------------
         Total assets ........................................      129,251,238
                                                                  -------------

LIABILITIES
   Payables:
      Advisory fees ..........................................          102,411
      Administration fee .....................................           14,575
      Fund shares redeemed ...................................          146,707
      Other ..................................................            5,000
   Accrued expenses ..........................................           29,953
                                                                  -------------
         Total liabilities ...................................          298,646
                                                                  -------------

NET ASSETS ...................................................    $ 128,952,592
                                                                  =============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($128,952,592/5,027,986 shares outstanding; unlimited
  number of shares authorized without par value) .............    $       25.65
                                                                  =============

COMPONENTS OF NET ASSETS
   Paid-in capital ...........................................    $  89,182,540
   Undistributed net realized loss on investments ............       (2,088,172)
   Net unrealized appreciation on investments ................       41,858,224
                                                                  -------------
      Net assets .............................................    $ 128,952,592
                                                                  =============

See accompanying Notes to Financial Statements.

                                       7
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STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ..............................................     $    593,889
      Interest ...............................................           66,987
                                                                   ------------
            Total income .....................................          660,876
                                                                   ------------

   Expenses
      Advisory fees ..........................................        1,017,545
      Administration fee .....................................          162,193
      Fund accounting fees ...................................           32,915
      Custody fees ...........................................           28,033
      Transfer agent fees ....................................           22,408
      Registration fees ......................................           20,043
      Audit fee ..............................................           15,980
      Trustee fees ...........................................           12,334
      Reports to shareholders ................................            9,954
      Miscellaneous ..........................................            5,954
      Legal fees .............................................            5,801
      Insurance ..............................................            2,189
                                                                   ------------
           Total expenses ....................................        1,335,349
                                                                   ------------
               NET INVESTMENT LOSS ...........................         (674,473)
                                                                   ------------

REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS
   Net realized loss on investments ..........................       (1,563,910)
   Net unrealized appreciation on investments ................       16,808,184
                                                                   ------------
      Net realized and unrealized gain on investments ........       15,244,274
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........     $ 14,569,801
                                                                   ============

See accompanying Notes to Financial Statements.

                                       8
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STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                     Year             Year
                                                     Ended            Ended
                                                 June 30, 1999    June 30, 1998
                                                 -------------    -------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss ....................     $    (674,473)     $   (356,918)
   Net realized loss on investments .......        (1,563,910)         (408,137)
   Net change in unrealized
      appreciation on investments .........        16,808,184        18,776,260
                                                -------------      ------------
       NET INCREASE IN NET ASSETS
         RESULTING  FROM OPERATIONS .......        14,569,801        18,011,205
                                                -------------      ------------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
      from net change in outstanding
      shares (a) ..........................        24,966,391        44,553,056
                                                -------------      ------------
       TOTAL INCREASE IN NET ASSETS .......        39,536,192        62,564,261

NET ASSETS
Beginning of year .........................        89,416,400        26,852,139
                                                -------------      ------------
END OF YEAR ...............................     $ 128,952,592      $ 89,416,400
                                                =============      ============

(a) A summary of capital share transactions is as follows:

                                   Year                          Year
                                  Ended                         Ended
                              June 30, 1999                 June 30, 1998
                        --------------------------    --------------------------
                         Shares         Value          Shares         Value


Shares sold ........    1,580,614    $ 37,133,193     2,462,187    $ 46,809,937
Shares redeemed ....     (553,186)    (12,166,802)     (109,778)     (2,256,881)
                        ---------    ------------     ---------    ------------
Net increase .......    1,027,428    $ 24,966,391     2,352,409    $ 44,553,056
                        =========    ============     =========    ============

See accompanying Notes to Financial Statements.

                                       9
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FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                         Year Ended June 30,     Sept. 29, 1995*
                                      --------------------------     through
                                       1999      1998      1997   June 30, 1996
                                       ----      ----      ----   -------------

Net asset value, beginning
  of period ........................  $ 22.35   $ 16.29   $ 12.08     $ 10.00
                                      -------   -------   -------     -------

Income from investment operations:
  Net investment income (loss) .....    (0.13)    (0.07)    (0.04)       0.01
  Net realized and unrealized
    gain on investments ............     3.43      6.13      4.39        2.08
                                      -------   -------   -------     -------
Total from investment operations ...     3.30      6.06      4.35        2.09
                                      -------   -------   -------     -------
Less distributions:
  From net investment income .......     0.00      0.00      0.00       (0.01)
  From net realized gains ..........     0.00      0.00     (0.14)       0.00
                                      -------   -------   -------     -------
Total distributions ................     0.00      0.00     (0.14)      (0.01)
                                      -------   -------   -------     -------

Net asset value, end of period .....  $ 25.65   $ 22.35   $ 16.29     $ 12.08
                                      =======   =======   =======     =======


Total return .......................    14.77%    37.20%    36.29%      20.83%**

Ratios/supplemental data:
Net assets, end of period
    (millions)......................  $ 129.0   $  89.4   $  26.9     $   9.0
Ratio of expenses to average
    net assets:
    Before expense reimbursement ...     1.31%     1.43%     1.87%       2.55%+
    After expense reimbursement.....     1.31%     1.42%     1.48%       1.48%+
Ratio of net investment loss to
    average net assets:
    Before expense reimbursement ...    (0.66)%   (0.67)%   (0.79)%     (1.08)%+
    After expense reimbursement ....    (0.66)%   (0.66)%   (0.39)%     (0.01)%+

Portfolio turnover rate ............    14.27%     4.02%    21.49%       4.91%

*Commencement of operations.

+Annualized.

**Not annualized.

See accompanying Notes to Financial Statements.

                                       10
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NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing in sustainable growth companies with a global reach.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange, or included in the Nasdaq National Market System, are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values, as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the

                                       11
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NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended June 30, 1999, the Fund's paid-in capital decreased by $674,473 due to the Fund experiencing a net investment loss during the year. Net increase in net assets resulting from operations and net assets were not affected by this reclassification.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended June 30,1999, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 1999, the Fund incurred $1,017,545 in advisory fees.

     The Fund is responsible for its own operating expenses. However, the Advisor has agreed to limit the Fund's total expenses to not more than 1.39% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations then in effect. The cumulative unrecouped expenses at June 30, 1999 totaled $109,694. The Advisor elected not to recoup any expenses during the year ended June 30, 1999.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee based on average daily net assets at the following annual rates:

         Under $15 million     -    $30,000
         $15 to $50 million    -    0.20%
         $50 to $80 million    -    0.15%
         $80 to $100 million   -    0.10%
         Over $100 million     -    0.05%

                                       12
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                        U.S. GLOBAL LEADERS GROWTH FUND
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NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

     For  the  year  ended  June  30,  1999,  the  Fund  incurred   $162,193  in
administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the year ended June 30, 1999, other than short-term investments, were $38,920,573 and $14,345,008, respectively.

NOTE 5 - FEDERAL INCOME TAXES

     As of June 30, 1999, the Fund had available for federal income tax purposes $2,088,172 of unused capital loss carryforwards of which $524,262 will expire in 2006 and $1,563,910 will expire in 2007.

                                       13
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REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      U.S. Global Leaders Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Global Leaders Growth Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 29, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Leaders Growth Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 29, 1995 (commencement of operations) through June 30, 1996, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Los Angeles, California
July 30, 1999

                                     ADVISOR

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132


                                    AUDITORS

                                Ernst & Young LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.